Exhibit 99.1

Contact: Michelle Hards (240) 313-1816 mlhards@jlg.com
JLG Industries’ Fourth-Quarter Earnings Grow 34%
Full-Year Earnings Increase to Record $149 Million on Robust Revenue Growth
          MCCONNELLSBURG, PA, SEPTEMBER 25, 2006 — JLG Industries, Inc. (NYSE: JLG) today announced record consolidated financial results for the fiscal fourth-quarter and full-year ended July 31, 2006.
Financial highlights for the periods included:
•	Revenue growth of 21 percent and $48 million of net income earned during the fourth quarter

•	Revenue growth of 32 percent and earnings improvement of 161 percent for fiscal year 2006

•	Continued strong cash flow from operations funding growth

•	Strong demand continued for access products in construction markets
     “Along with achieving new records for both quarterly and full-year revenues and earnings, we achieved other significant milestones in 2006,” stated Bill Lasky, Chairman of the Board, President and Chief Executive Officer. “We completed our manufacturing realignment and capacity expansion in preparation for the Caterpillar alliance and a projected increase in demand for JLG access equipment. Shipments of Caterpillar-branded telehandlers to European dealers began in late July and we will begin shipping to North American dealers in November under our exclusive 20-year private label alliance agreement. Despite some economic uncertainty and reduced residential construction activity, non-residential construction projections continue to be robust into calendar 2007. Combined with increased international activity and the new Caterpillar volume, this will continue to drive demand for JLG access products.”
Fourth-Quarter 2006 Results
          During the fourth quarter, revenues were $688 million, compared to $570 million during the same period last year. This increase of 21 percent was primarily due to sustained strong demand for access equipment as new machine revenues rose 25 percent. Earnings for the quarter totaled $48 million, or 45 cents per share, compared to $36 million, or 35 cents per share, during the fourth quarter of 2005. Operating income was $78 million, or 11.4 percent of sales, compared to $60 million, or 10.5 percent, during the same period last year.
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JLG Industries, Inc. — page 2
Full-Year 2006 Results
          Consolidated revenues were $2.3 billion, a 32 percent increase when compared to $1.7 billion in 2005. Net income was $149 million, or $1.40 per share, compared to $57 million, or 60 cents per share last year. The 2006 results include a one time pre-tax gain of $14.6 million ($8.8 million net of tax), or 8 cents per share, from the sale of the Gradall excavator business during the third quarter and $1.9 million ($1.2 million net of tax), or 1 cent per share of charges associated with the early extinguishment of debt. The 2005 results include $6.5 million ($4.0 million net of tax) or 4 cents per share of charges associated with the early extinguishment of debt. Operating income was $263 million, or 11.5 percent of revenues in 2006, compared to $120 million, or 6.9 percent, in fiscal 2005.
          Cash and cash equivalents were $328 million at July 31, 2006 compared to $224 million a year ago. Cash flow from operations was $119 million.
Fiscal-Year 2007 Outlook
          “Demand for our products remained strong in the fourth quarter, continuing the pattern we have seen throughout fiscal 2006,” said Jim Woodward, Executive Vice President and Chief Financial Officer. “As a result, our earnings quality improved significantly despite the additional expenses associated with our Caterpillar alliance preparations and other strategic initiatives. Excluding the gain on the sale of the excavator business, the fiscal 2006 operating margin improved to 10.9 percent compared to 6.9 percent in 2005. On a full year basis, we achieved our 23-percent target for incremental operating margin.”
          “We anticipate continued strong demand in fiscal 2007 and project revenue growth to be 20 to 25 percent greater than our record fiscal 2006 level of $2.3 billion. With a substantial portion of our manufacturing realignment and capacity expansion behind us, and the start up of shipments under the new Caterpillar alliance, we expect fiscal 2007 earnings per share to be in a range of $1.72 to $1.82.”
Quarterly Conference Call Scheduled for 2 p.m. Today
          Management’s detailed analysis of the Company’s quarterly results will be provided during a conference call this afternoon at 2 p.m. Eastern Time. The call and accompanying slide presentation can be accessed via JLG’s website at www.jlg.com, or by dialling (800) 901-5217 in the U.S. and Canada, or (617) 786-2964 from international locations. Callers must reference participant password #14994468. Please dial in 10 minutes prior to the start of the call. A replay of the call will be available on the website later in the day.
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JLG Industries, Inc. — page 3
About JLG Industries, Inc.
          JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers). The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG, SkyTrak®, Lull® and Gradall® telehandlers; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force and utilizes a broad range of marketing techniques, integrated supply programs and a network of distributors in the industrial, commercial, institutional and construction markets. In addition, JLG offers world-class after-sales service and support for its customers. JLG’s manufacturing facilities are located in the United States, Belgium, and France, with sales and service operations on six continents.
Forward-Looking Statements
          This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) risks associated with acquisitions; (iv) credit risks from our financing of customer purchases; (v) risks arising from dependence on third-party suppliers; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-Q for the quarter ended April 30, 2006.
          In this release and accompanying tables, we refer to various non-GAAP measures including adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosure of free cash flow, EBITDA and net debt. We believe that these measures are useful to investors in analyzing the Company’s operating performance. For more information, visit www.jlg.com.
          NOTE: Information contained on our website is not incorporated by reference into this press release.
# # #

JLG Industries, Inc. — Page 4
JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

	Fiscal Year		Quarter Ended			Fiscal Year		Quarter Ended			Fiscal Year
	Ended	July 31,	April 30,	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	July 31, 2006	2006	2006	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
REVENUES AND PROFITABILITY
Revenues	$2,289,396	$687,632	$629,615	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962
Gross profit margin	19.4%	19.5%	18.8%	19.4%	19.9%	16.6%	19.3%	19.4%	15.3%	8.4%	18.9%
EBITDA	297,930	88,234	90,952	59,400	59,344	154,185	71,103	53,786	27,111	2,185	105,660
Trailing twelve month EBITDA	297,930	297,930	280,799	243,633	211,344	154,185	154,185	121,445	97,995	90,653	105,660
Trailing twelve month EBITDA margin	13.0%	13.0%	12.9%	11.9%	11.1%	8.9%	8.9%	7.6%	7.0%	7.0%	8.8%
Operating income (loss)	262,984	78,194	84,690	49,734	50,366	120,261	59,722	51,267	17,607	(8,335)	75,906
Operating profit (loss) margin	11.5%	11.4%	13.5%	10.1%	10.5%	6.9%	10.5%	10.1%	5.0%	-2.7%	6.4%
Net income (loss) margin	6.5%	7.0%	7.3%	5.5%	5.8%	3.3%	6.3%	4.5%	2.1%	-2.8%	2.2%

Reported earnings (loss) per diluted share (1)	$1.40	$0.45	$0.43	$0.26	$0.27	$.60	$.35	$.24	$.08	$(.10)	$.30

IMPACT OF SELECTED ITEMS ON: (2)
income (expense)
PRE-TAX INCOME
Strategic Initiatives/Integration (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$(22,019)	$(9,848)	$(7,951)	$(3,375)	$(845)	$(6,261)	$(2,131)	$(1,141)	$(1,093)	$(1,896)	$(15,975)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	—	—	—	(119)
Net expenses on early extinguishment of debt	(1,939)	(492)	(873)	(574)	—	(6,493)	(217)	(6,276)	—	—	—
Currency effects (in Miscellaneous-net)	(2,767)	21	(2,847)	(672)	731	5,826	1,419	(961)	3,087	2,281	(2,309)
Bad debt charges (in SA&PD)	(6,368)	(1,289)	(234)	(1,336)	(3,509)	(6,977)	(2,533)	(1,364)	(1,948)	(1,132)	(11,560)
Inventory charges (in COS)	(2,074)	(141)	106	(551)	(1,488)	(4,423)	(1,244)	(1,279)	(308)	(1,592)	(4,519)
Early vesting incentives (in both COS, SA&PD)	—	—	—	—	—	(1,658)	—	(227)	(436)	(995)	(1,771)
Other Incentive pay (in both COS, SA&PD)	(25,938)	(9,938)	(6,266)	(4,888)	(4,846)	(22,194)	(14,810)	(7,384)	—	—	(16,923)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	—	—	—	—	(1,264)
Estimated net unrecovered steel cost (in COS) (3)	(6,005)	—	—	—	(6,005)	(64,753)	(8,702)	(8,307)	(20,980)	(26,764)	(4,695)
Gain related to sale of Gradall excavator product line	14,572	—	14,572	—	—	—	—	—	—	—	—

NET INCOME
Strategic Initiatives/Integration (in both COS and SA&PD)	(13,581)	(6,247)	(4,789)	(2,146)	(503)	(3,846)	(1,325)	(687)	(692)	(1,191)	(10,160)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	—	—	—	(76)
Net expenses on early extinguishment of debt	(1,196)	(312)	(526)	(365)	—	(3,988)	(135)	(3,778)	—	—	—
Currency effects (in Miscellaneous-net)	(1,707)	13	(1,715)	(427)	435	3,578	882	(579)	1,954	1,432	(1,469)
Bad debt charges (in SA&PD)	(3,928)	(818)	(141)	(850)	(2,088)	(4,285)	(1,575)	(821)	(1,233)	(711)	(7,352)
Inventory charges (in COS)	(1,279)	(89)	64	(350)	(885)	(2,717)	(774)	(770)	(195)	(1,000)	(2,874)
Early vesting incentives (in both COS, SA&PD)	—	—	—	—	—	(1,018)	—	(137)	(276)	(625)	(1,126)
Other Incentive pay (in both COS, SA&PD)	(15,999)	(6,304)	(3,774)	(3,109)	(2,883)	(13,632)	(9,209)	(4,445)	—	—	(10,763)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	—	—	—	—	(804)
Estimated net unrecovered steel cost (in COS) (3)	(3,704)	—	—	—	(3,573)	(39,771)	(5,411)	(5,001)	(13,280)	(16,808)	(2,986)
Gain related to sale of Gradall excavator product line	8,988	—	8,777	—	—	—	—	—	—	—	—

EARNINGS PER SHARE (1)
Strategic Initiatives/Integration (in both COS and SA&PD)	(0.13)	(0.06)	(0.04)	(0.02)	—	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)	(0.11)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	—	—	—	—
Net expenses on early extinguishment of debt	(0.01)	—	—	—	—	(0.04)	—	(0.04)	—	—	—
Currency effects (in Miscellaneous-net)	(0.02)	—	(0.02)	—	—	0.04	0.01	(0.01)	0.02	0.02	(0.02)
Bad debt charges (in SA&PD)	(0.04)	(0.01)	—	(0.01)	(0.02)	(0.04)	(0.02)	(0.01)	(0.01)	(0.01)	(0.08)
Inventory charges (in COS)	(0.01)	—	—	—	(0.01)	(0.03)	(0.01)	(0.01)	—	(0.01)	(0.03)
Early vesting incentives (in both COS, SA&PD)	—	—	—	—	—	(0.01)	—	—	—	(0.01)	(0.01)
Other Incentive pay (in both COS, SA&PD)	(0.15)	(0.06)	(0.04)	(0.03)	(0.03)	(0.14)	(0.09)	(0.05)	—	—	(0.12)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	—	—	—	—	(0.01)
Estimated net unrecovered steel cost (in COS) (3)	(0.03)	—	—	—	(0.03)	(0.42)	(0.05)	(0.05)	(0.15)	(0.19)	(0.03)
Gain related to sale of Gradall excavator product line	0.08	—	0.08	—	—	—	—	—	—	—	—

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$328,096	$328,096	$304,895	$183,344	$230,947	$223,597	$223,597	$172,480	$24,305	$66,498	$37,656
Trade accounts and finance receivables, net	445,631	445,631	393,966	379,813	379,393	419,866	419,866	377,190	354,350	333,316	400,597
Inventories	212,864	212,864	216,901	227,957	218,881	169,097	169,097	185,370	182,606	170,731	154,405
Total balance sheet debt	239,581	239,581	252,047	273,721	278,877	289,351	289,351	299,075	383,534	389,609	423,534
Limited recourse debt from finance receivables monetizations	23,719	23,719	28,516	45,318	55,921	63,658	63,658	70,586	77,601	85,733	121,794
Net debt (4)	(112,234)	(112,234)	(81,364)	45,059	(7,991)	2,096	2,096	59,248	286,092	242,381	269,553
Net debt (4) to total capitalization	—	—	—	7%	—	—	—	12%	50%	47%	49%
Maximum loss exposure under loss pool agreements related to finance receivable monetizations	8,818	8,818	8,818	11,346	11,855	22,160	22,160	22,168	22,168	22,168	22,198
Equity	675,432	675,432	625,736	566,870	507,140	478,592	478,592	436,238	284,746	276,780	281,270
Working capital	607,460	607,460	575,593	523,417	505,787	489,187	489,187	451,660	340,786	328,671	340,552
Depreciation and amortization	28,551	6,410	7,701	7,907	6,533	28,899	7,365	7,488	6,958	7,088	25,681
Capital expenditures, net of retirements	32,241	15,837	9,622	3,653	3,129	13,435	8,282	490	2,010	2,653	11,978
Free cash flow (5)	114,330	30,870	126,423	(53,050)	10,087	267,457	57,152	226,844	(43,711)	27,172	(98,450)

FINANCIAL RATIOS
Days sales outstanding	51.2	51.2	46.8	62.3	62.7	57.1	57.1	55.4	83.7	92.0	78.4
Days payables outstanding	44.2	44.2	45.2	40.6	46.4	50.5	50.5	55.7	46.5	54.6	57.0
Inventory turnover (annualized)	7.6	7.6	7.5	7.6	7.8	7.6	7.6	6.9	6.4	5.9	5.8

(1)	On March 27, 2006, we distributed a two-for-one stock split of our then outstanding common stock. All share and per share data included in this Financial Dashboard and the accompanying consolidated condensed financial statements have been restated to reflect the stock split.

(2)	Net of the quarter and annual effective tax rates. EPS is calculated by dividing the net income (loss) amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.

(3)	Net unrecovered steel cost is an estimate based upon a baseline average of steel prices per ton for various types of steel in fiscal 2004 compared to the impact of steel prices incurred for various types of steel. These estimates include assumptions regarding the steel content of and sources of our products and their components. The steel price increases are netted against steel surcharges invoiced to our customers.

(4)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(5)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. — Page 5
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

	Fiscal Year	Quarter Ended				Fiscal Year	Quarter Ended				Fiscal Year
	Ended	July 31,	April 30,	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	July 31, 2006	2006	2006	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
Revenues
Net sales	$2,268,322	$682,789	$624,686	$488,411	$472,436	$1,713,782	$563,805	$499,899	$347,947	$302,131	$1,170,186
Financial products	11,093	2,647	2,216	3,256	2,974	11,915	2,826	3,373	3,056	2,660	15,203
Rentals	9,981	2,196	2,713	2,759	2,313	9,333	2,948	2,084	2,431	1,870	8,573

	2,289,396	687,632	629,615	494,426	477,723	1,735,030	569,579	505,356	353,434	306,661	1,193,962
Cost of sales	1,846,371	553,394	511,552	398,566	382,859	1,447,785	459,893	407,464	299,462	280,966	968,562

Gross profit	443,025	134,238	118,063	95,860	94,864	287,245	109,686	97,892	53,972	25,695	225,400
Gross profit margin	19.4%	19.5%	18.8%	19.4%	19.9%	16.6%	19.3%	19.4%	15.3%	8.4%	18.9%
Selling and administrative expenses	164,362	45,975	41,025	39,301	38,061	142,383	43,927	39,524	30,810	28,122	128,465
Selling & administrative %	7.2%	6.7%	6.5%	7.9%	8.0%	8.2%	7.7%	7.8%	8.7%	9.2%	10.8%
Product development expenses	30,251	10,069	6,920	6,825	6,437	24,601	6,037	7,101	5,555	5,908	21,002
Product development %	1.3%	1.5%	1.1%	1.4%	1.3%	1.4%	1.1%	1.4%	1.6%	1.9%	1.8%
Gain related to sale of Gradall excavator product line	(14,572)	—	(14,572)	—	—	—	—	—	—	—	—
Restructuring charges	—	—	—	—	—	—	—	—	—	—	27

Income (loss) from operations	262,984	78,194	84,690	49,734	50,366	120,261	59,722	51,267	17,607	(8,335)	75,906
Operating profit (loss) margin	11.5%	11.4%	13.5%	10.1%	10.5%	6.9%	10.5%	10.1%	5.0%	-2.7%	6.4%
Other income (deductions):
Interest expense (net of interest income)	(17,710)	(2,526)	(4,030)	(6,688)	(4,466)	(28,609)	(4,905)	(7,418)	(7,852)	(8,434)	(35,397)
Miscellaneous, net	(3,166)	(195)	(3,974)	69	934	1,436	2,595	(6,105)	2,076	2,870	1,372

Income (loss) before taxes	242,108	75,473	76,686	43,115	46,834	93,088	57,412	37,744	11,831	(13,899)	41,881
Income tax provision (benefit)	92,764	27,602	30,499	15,695	18,968	35,915	21,716	15,022	4,347	(5,170)	15,232

Net income (loss)	$149,344	$47,871	$46,187	$27,420	$27,866	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649

Return on revenues	6.5%	7.0%	7.3%	5.5%	5.8%	3.3%	6.3%	4.5%	2.1%	-2.8%	2.2%

Earnings (loss) per common share	$1.43	$.45	$.44	$.26	$.27	$.61	$.35	$.24	$.09	$(.10)	$.31

Earnings (loss) per common share - assuming dilution	$1.40	$.45	$.43	$.26	$.27	$.60	$.35	$.24	$.08	$(.10)	$.30

Cash Dividends per share	$.0150	$.0050	$.0050	$.0025	$.0025	$.0100	$.0025	$.0025	$.0025	$.0025	$.0100

Average basic shares outstanding	104,294	105,465	105,088	104,042	102,424	93,058	100,722	94,182	87,596	86,554	85,720

Average diluted shares outstanding	106,518	107,199	107,232	106,374	105,112	95,586	103,312	96,574	89,976	86,554	88,064

JLG Industries, Inc. — Page 6
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	July 31,	April 30,	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2006	2006	2005	2005	2005	2005	2004	2004
ASSETS
Current assets
Cash and cash equivalents	$328,096	$304,895	$183,344	$230,947	$223,597	$172,480	$24,305	$66,498	$37,656
Trade accounts and finance receivables, net	445,631	393,966	379,813	379,393	419,866	377,190	354,350	333,316	400,597
Inventories	212,864	216,901	227,957	218,881	169,097	185,370	182,606	170,731	154,405
Assets held for sale	—	—	49,941	—	—	3,500	4,300	—	—
Other current assets	47,613	26,595	42,715	48,417	56,739	55,253	43,166	45,739	41,058

Total current assets	1,034,204	942,357	883,770	877,638	869,299	793,793	608,727	616,284	633,716
Property, plant and equipment, net	98,345	87,447	82,746	84,879	85,855	78,270	82,387	89,443	91,504
Equipment held for rental, net	21,477	21,934	36,684	38,401	22,570	27,220	23,163	26,842	21,190
Finance receivables, less current portion	29,193	29,472	26,500	29,688	30,354	31,836	36,992	39,002	33,747
Pledged finance receivables, less current portion	7,668	11,923	18,623	26,589	33,649	40,459	50,372	56,413	86,559
Goodwill	57,388	60,513	60,419	61,598	61,641	63,134	63,165	63,017	62,885
Intangible assets, net	74,142	74,557	75,371	31,795	32,086	33,465	33,848	34,590	35,240
Other assets	74,872	72,197	68,379	64,675	68,143	56,848	80,420	66,991	62,603

	$1,397,289	$1,300,400	$1,252,492	$1,215,263	$1,203,597	$1,125,025	$979,074	$992,582	$1,027,444

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$8,484	$8,447	$6,515	$1,486	$1,496	$1,552	$3,744	$1,788	$1,729
Current portion of limited recourse debt from finance receivables monetizations	16,001	16,531	26,558	29,045	29,642	29,708	26,660	26,725	32,585
Accounts payable	233,746	221,342	187,591	200,281	200,323	194,588	139,742	150,600	139,990
Accrued expenses	168,513	120,444	139,689	141,039	148,651	116,285	97,795	108,500	118,860

Total current liabilities	426,744	366,764	360,353	371,851	380,112	342,133	267,941	287,613	293,164
Long-term debt, less current portion	207,378	215,084	221,888	221,470	224,197	226,937	302,189	302,088	300,011
Limited recourse debt from finance receivables monetizations, less current portion	7,718	11,985	18,760	26,876	34,016	40,878	50,941	59,008	89,209
Accrued post-retirement benefits	25,748	25,193	31,797	31,455	31,113	30,801	30,423	30,211	29,666
Other long-term liabilities	19,984	23,152	22,117	28,464	27,233	24,116	23,536	21,362	20,542
Provisions for contingencies	34,285	32,486	30,707	28,007	28,334	23,922	19,298	15,520	13,582
Shareholders’ equity
Capital stock:
Authorized shares: 200,000 at $.20 par value
Issued shares: 106,751; fiscal 2005 — 103,290; fiscal 2004 — 87,806	21,350	21,268	21,100	20,666	20,658	20,390	17,880	17,814	17,562
Additional paid-in capital	209,290	206,710	193,021	165,119	170,367	153,779	28,147	26,204	20,790
Retained earnings	458,276	410,937	365,280	338,124	310,516	275,077	252,579	245,319	254,268
Unearned compensation	—	—	—	—	(7,397)	(2,642)	(3,433)	(4,019)	(5,333)
Accumulated other comprehensive loss	(13,484)	(13,179)	(12,531)	(16,769)	(15,552)	(10,366)	(10,427)	(8,538)	(6,017)

Total shareholders’ equity	675,432	625,736	566,870	507,140	478,592	436,238	284,746	276,780	281,270

	$1,397,289	$1,300,400	$1,252,492	$1,215,263	$1,203,597	$1,125,025	$979,074	$992,582	$1,027,444

JLG Industries, Inc. — Page 7
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

	Fiscal Year	Quarter Ended				Fiscal Year	Quarter Ended				Fiscal Year
	Ended	July 31,	April 30,	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	July 31, 2006	2006	2006	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
OPERATIONS
Net income (loss)	$149,344	$47,871	$46,187	$27,420	$27,866	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Gain related to sale of Gradall excavator product line	(14,572)	—	(14,572)	—	—	—	—	—	—	—	—
(Gain) loss on sale of property, plant and equipment	(383)	(359)	5	57	(86)	948	828	(22)	(19)	161	319
Gain on sale of equipment held for rental	(13,745)	(506)	(7,555)	(5,612)	(72)	(11,711)	(3,791)	(1,286)	(5,334)	(1,300)	(12,451)
Non-cash charges and credits:
Depreciation and amortization	28,551	6,410	7,701	7,907	6,533	28,899	7,365	7,488	6,958	7,088	25,681
Other	24,377	971	11,238	5,137	7,031	6,986	(5,953)	6,225	3,965	2,749	17,006
Changes in selected working capital items:
Accounts receivable	(45,350)	(58,188)	(13,080)	(13,268)	39,186	(25,948)	(42,151)	(16,355)	(29,659)	62,217	(66,296)
Inventories	(64,712)	5,470	10,368	(30,523)	(50,027)	(15,268)	16,321	(3,463)	(11,758)	(16,368)	9,188
Accounts payable	42,312	12,405	35,610	(5,669)	(34)	60,423	5,868	54,834	(10,833)	10,554	33,207
Other operating assets and liabilities	33,484	29,722	9,160	(6,722)	1,324	30,623	38,335	7,188	(2,340)	(12,560)	13,506
Changes in finance receivables	(2,315)	3,394	(3,645)	(3,415)	1,351	1,877	1,459	1,944	6,970	(8,496)	(6,112)
Changes in pledged finance receivables	(627)	(65)	(133)	(233)	(196)	36	(190)	(248)	(917)	1,391	(14,866)
Changes in other assets and liabilities	(17,613)	1,035	(11,506)	(3,720)	(3,422)	8,374	495	21,946	(12,920)	(1,147)	(11,090)

Cash flow from operating activities	118,751	48,160	69,778	(28,641)	29,454	142,412	54,282	100,973	(48,403)	35,560	14,741

INVESTMENTS
Purchases of property, plant and equipment	(32,597)	(16,065)	(9,643)	(3,744)	(3,145)	(15,443)	(9,134)	(1,342)	(2,072)	(2,895)	(12,387)
Proceeds from the sale of property, plant and equipment	739	587	16	34	102	1,060	24	874	81	81	90
Purchases of equipment held for rental	(43,527)	(4,246)	(11,890)	(9,270)	(18,121)	(31,249)	(5,590)	(6,719)	(8,851)	(10,089)	(26,689)
Proceeds from the sale of equipment held for rental	50,552	3,413	32,396	14,305	438	35,065	11,775	3,103	16,037	4,150	33,269
Proceeds from the sale of Gradall excavator product line	32,992	576	32,416	—	—	—	—	—	—	—	—
Cash portion of acquisitions	(47,093)	—	(58)	(47,035)	—	(105)	—	—	(105)	—	(109,557)
Other	150	(204)	422	(40)	(28)	366	(35)	503	(56)	(46)	333

Cash flow used for investing activities	(38,784)	(15,939)	43,659	(45,750)	(20,754)	(10,306)	(2,960)	(3,581)	5,034	(8,799)	(114,941)

FINANCING
Net issuance (repayment) of short-term debt	52	14	26	23	(11)	(6)	(58)	(1,961)	1,955	58	27
Issuance of long-term debt	10,000	—	10,000	—	—	156,018	(38)	26,002	45,038	85,016	351,999
Repayment of long-term debt	(21,455)	(8,584)	(12,678)	(96)	(97)	(232,666)	(3,060)	(99,374)	(45,140)	(85,092)	(362,506)
Issuance of limited recourse debt	—	—	—	—	—	—	—	—	—	—	13,979
Repayment of limited recourse debt	—	—	—	—	—	—	—	—	—	—	(253)
Payment of dividends	(1,584)	(532)	(530)	(264)	(258)	(925)	(257)	(224)	(224)	(220)	(871)
Net proceeds from issuance of common stock	—	—	—	—	—	119,421	(113)	119,534	—	—	—
Cash proceeds received from the exercise of stock options	18,494	493	4,510	13,327	164	19,826	6,750	6,714	1,276	5,086	2,414
Excess tax benefits from stock-based compensation	20,384	—	7,323	13,017	44	—	—	—	—	—	—

Cash flow from financing activities	25,891	(8,609)	8,651	26,007	(158)	61,668	3,224	50,691	2,905	4,848	4,789

CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	(1,359)	(411)	(537)	781	(1,192)	(7,833)	(3,429)	92	(1,729)	(2,767)	258

CASH AND CASH EQUIVALENTS
Net change in cash and cash equivalents	104,499	23,201	121,551	(47,603)	7,350	185,941	51,117	148,175	(42,193)	28,842	(95,153)
Beginning balance	223,597	304,895	183,344	230,947	223,597	37,656	172,480	24,305	66,498	37,656	132,809

Ending balance	$328,096	$328,096	$304,895	$183,344	$230,947	$223,597	$223,597	$172,480	$24,305	$66,498	$37,656

JLG Industries, Inc. — Page 8
JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

	Fiscal Year	Quarter Ended				Fiscal Year	Quarter Ended				Fiscal Year
	Ended	July 31,	April 30,	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	July 31, 2006	2006	2006	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
SEGMENT INFORMATION REVENUES:
North American Distribution	$1,704,030	$509,653	$462,772	$369,725	$361,880	$1,329,682	$444,383	$387,442	$258,793	$239,064	$930,802
European Distribution	407,143	137,233	124,521	83,062	62,327	261,602	82,426	85,960	56,631	36,585	177,392
Rest of World Distribution	166,820	37,985	40,051	38,329	50,455	129,995	38,390	28,506	34,866	28,233	69,870
Access Financial Solutions	11,403	2,761	2,271	3,310	3,061	13,751	4,380	3,448	3,144	2,779	15,898

	$2,289,396	$687,632	$629,615	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

SEGMENT PROFIT (LOSS):
North American Distribution	$254,167	$79,554	$75,997	$47,903	$50,713	$114,255	$64,422	$48,275	$12,113	$(10,555)	$92,512
European Distribution	38,969	14,082	16,032	6,659	2,196	21,489	4,564	8,630	5,878	2,417	3,765
Rest of World Distribution	39,411	7,966	8,304	9,001	14,140	32,475	10,084	7,047	8,218	7,126	15,293
Access Financial Solutions	4,937	1,544	1,139	1,166	1,088	4,420	2,303	1,211	712	194	1,695
Corporate expense	(77,585)	(25,419)	(17,443)	(15,891)	(18,832)	(58,774)	(22,854)	(15,344)	(10,766)	(9,810)	(48,274)

Segment profit (loss)	259,899	77,727	84,029	48,838	49,305	113,865	58,519	49,819	16,155	(10,628)	64,991
Add: AFS’ interest expense	3,085	467	661	896	1,061	6,396	1,203	1,448	1,452	2,293	10,915

Operating Income (Loss)	$262,984	$78,194	$84,690	$49,734	$50,366	$120,261	$59,722	$51,267	$17,607	$(8,335)	$75,906

PRODUCT GROUP REVENUES
Aerial work platforms	$1,159,778	$360,367	$320,827	$234,710	$243,874	$888,073	$313,962	$278,071	$171,517	$124,523	$562,056
Telehandlers	776,001	254,546	202,637	160,715	158,103	511,766	157,948	141,660	92,490	119,668	358,865
Excavators	26,798	—	865	16,902	9,031	61,562	18,144	17,864	17,213	8,341	52,689
After-sales service and support, including parts sales, and used and reconditioned equipment sales	305,745	67,876	100,357	76,084	61,428	252,381	73,751	62,304	66,727	49,599	196,576
Financial products	11,093	2,647	2,216	3,256	2,974	11,915	2,826	3,373	3,056	2,660	15,203
Rentals	9,981	2,196	2,713	2,759	2,313	9,333	2,948	2,084	2,431	1,870	8,573

	$2,289,396	$687,632	$629,615	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

GEOGRAPHIC REVENUES
United States	$1,678,674	$500,788	$456,630	$366,343	$354,913	$1,311,450	$437,066	$379,624	$256,027	$238,733	$923,696
Europe	408,513	138,010	124,621	83,349	62,533	264,032	84,126	86,224	56,819	36,863	178,392
Other international	202,209	48,834	48,364	44,734	60,277	159,548	48,387	39,508	40,588	31,065	91,874

	$2,289,396	$687,632	$629,615	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

JLG Industries, Inc. — Page 9
JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	July 31,	April 30,	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2006(1)	2006	2005	2005	2005	2005	2004	2004
Net income (loss)	$47,871	$46,187	$27,420	$27,866	$35,696	$22,722	$7,484	($8,729)	$15,271
Interest expense	6,351	6,565	8,378	5,977	6,326	8,554	8,322	8,996	9,274
Income tax provision (benefit)	27,602	30,499	15,695	18,968	21,716	15,022	4,347	(5,170)	8,748
Depreciation and amortization	6,410	7,701	7,907	6,533	7,365	7,488	6,958	7,088	5,070

EBITDA	$88,234	$90,952	$59,400	$59,344	$71,103	$53,786	$27,111	$2,185	$38,363

(1) Includes gain on the sale of the Gradall excavator product line.
We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings (loss) before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 10
JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	July 31,	April 30,	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006(1)	2006(1)	2006	2005	2005	2005	2005	2004	2004
Net income	$149,344	$137,169	$113,704	$93,768	$57,173	$36,748	$22,713	$17,387	$26,649
Interest expense	27,271	27,246	29,235	29,179	32,198	35,146	35,992	37,218	38,098
Income tax provision	92,764	86,878	71,401	60,053	35,915	22,947	12,815	9,765	15,232
Depreciation and amortization	28,551	29,506	29,293	28,344	28,899	26,604	26,475	26,283	25,681

EBITDA	$297,930	$280,799	$243,633	$211,344	$154,185	$121,445	$97,995	$90,653	$105,660

Revenues	$2,289,396	$2,171,343	$2,047,084	$1,906,092	$1,735,030	$1,590,611	$1,403,942	$1,287,038	$1,193,962

EBITDA Margin	13.0%	12.9%	11.9%	11.1%	8.9%	7.6%	7.0%	7.0%	8.8%

(1) Includes gain on the sale of the Gradall excavator product line.
We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 11
JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	July 31,	April 30,	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2006	2006	2005	2005	2005	2005	2004	2004
Revolving credit facilities	$—	$—	$—	$—	$—	$—	$—	$—	$—
Cash management facilities	—	—	—	—	—	—	1,944	—	—
$125 million senior notes	89,545	97,545	109,975	109,975	109,975	112,975	125,000	125,000	125,000
$175 million senior subordinated notes	113,750	113,750	113,750	113,750	113,750	113,750	175,000	175,000	175,000
Miscellaneous debt	18,886	19,455	9,678	4,751	4,859	5,014	5,128	5,219	5,236
Fair value of interest rate swaps	(8,898)	(9,908)	(7,799)	(8,428)	(5,909)	(6,378)	(6,120)	(6,492)	(8,814)
Gain on terminated interest rate swap	2,579	2,689	2,799	2,908	3,018	3,128	4,981	5,149	5,318

Bank debt and notes	215,862	223,531	228,403	222,956	225,693	228,489	305,933	303,876	301,740
Limited recourse debt from finance receivables monetizations *	23,719	28,516	45,318	55,921	63,658	70,586	77,601	85,733	121,794

Total balance sheet debt	239,581	252,047	273,721	278,877	289,351	299,075	383,534	389,609	423,534

Net present value of off-balance sheet rental fleet lease	—	—	—	—	—	656	755	1,012	1,070
Net present value of off-balance sheet production equipment leases	—	—	—	—	—	2,583	3,709	3,991	4,399

Total off-balance sheet financing	—	—	—	—	—	3,239	4,464	5,003	5,469

Total balance sheet debt and off-balance sheet financing	239,581	252,047	273,721	278,877	289,351	302,314	387,998	394,612	429,003
Less: cash and cash equivalents	328,096	304,895	183,344	230,947	223,597	172,480	24,305	66,498	37,656
Less: limited recourse debt from finance receivables monetizations	23,719	28,516	45,318	55,921	63,658	70,586	77,601	85,733	121,794

Net debt	($112,234)	$(81,364)	$45,059	$(7,991)	$2,096	$59,248	$286,092	$242,381	$269,553

Shareholders’ Equity	$675,432	$625,736	$566,870	$507,140	$478,592	$436,238	$284,746	$276,780	$281,270

Net Debt-to-Net Debt plus Shareholders’ Equity	—	—	7%	—	—	12%	50%	47%	49%

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	26%	29%	33%	35%	38%	41%	57%	58%	60%

* Maximum loss exposure under loss pool agreements related to finance receivable monetizations	$8,818	$8,818	$11,346	$11,855	$22,160	$22,168	$22,168	$22,168	$22,198

We monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. — Page 12
JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

	Fiscal Year		Quarter Ended			Fiscal Year		Quarter Ended			Fiscal Year
	Ended	July 31,	April 30,	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	July 31, 2006	2006	2006	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
Net income (loss)	$149,344	$47,871	$46,187	$27,420	$27,866	$57,173	$35,696	$22,722	$7,484	($8,729)	$26,649
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Non-cash items	24,228	6,516	(3,183)	7,489	13,406	25,122	(1,551)	12,405	5,570	8,698	30,555
Accounts receivable	(45,350)	(58,188)	(13,080)	(13,268)	39,186	(25,948)	(42,151)	(16,355)	(29,659)	62,217	(66,296)
Inventories	(64,712)	5,470	10,368	(30,523)	(50,027)	(15,268)	16,321	(3,463)	(11,758)	(16,368)	9,188
Other current assets	17,653	(7,860)	11,633	4,345	9,535	(12,553)	899	(14,132)	3,497	(2,817)	8,780
Accounts payable	42,312	12,405	35,610	(5,669)	(34)	60,423	5,868	54,834	(10,833)	10,554	33,207
Accrued expenses	15,831	37,582	(2,473)	(11,067)	(8,211)	43,176	37,436	21,320	(5,837)	(9,743)	4,726
Finance receivables	(2,315)	3,394	(3,645)	(3,415)	1,351	1,877	1,459	1,944	6,970	(8,496)	(6,112)
Other cash from operations	(17,613)	1,035	(11,506)	(3,720)	(3,422)	8,374	495	21,946	(12,920)	(1,147)	(11,090)
Purchases of property, plant and equipment	(32,597)	(16,065)	(9,643)	(3,744)	(3,145)	(15,443)	(9,134)	(1,342)	(2,072)	(2,895)	(12,387)
Proceeds from the sale of property, plant and equipment	739	587	16	34	102	1,060	24	874	81	81	90
Purchases of equipment held for rental	(43,527)	(4,246)	(11,890)	(9,270)	(18,121)	(31,249)	(5,590)	(6,719)	(8,851)	(10,089)	(26,689)
Proceeds from the sale of equipment held for rental	50,552	3,413	32,396	14,305	438	35,065	11,775	3,103	16,037	4,150	33,269
Proceeds from the sale of Gradall excavator product line	32,992	576	32,416	—	—	—	—	—	—	—	—
Cash portion of acquisitions	(47,093)	—	(58)	(47,035)	—	(105)	—	—	(105)	—	(109,557)
Other cash from investments	150	(204)	422	(40)	(28)	366	(35)	503	(56)	(46)	333
Payment of dividends	(1,584)	(532)	(530)	(264)	(258)	(925)	(257)	(224)	(224)	(220)	(871)
Net proceeds from issuance of common stock	—	—	—	—	—	119,421	(113)	119,534	—	—	—
Cash proceeds received from the exercise of stock options	18,494	493	4,510	13,327	164	19,826	6,750	6,714	1,276	5,086	2,414
Excess tax benefits from stock-based compensation	20,384	—	7,323	13,017	44	—	—	—	—	—	—
Effect of exchange rate changes on cash	(1,359)	(411)	(537)	781	(1,192)	(7,833)	(3,429)	92	(1,729)	(2,767)	258
Seller financing	(5,000)	—	—	(5,000)	—	—	—	—	—	—	(10,000)
Capital lease assumed in OmniQuip acquisition	—	—	—	—	—	—	—	—	—	—	(3,630)
Debt assumed in Delta acquisition	—	—	—	—	—	—	—	—	—	—	(103)
Other (1)	2,801	(966)	2,087	(753)	2,433	4,898	2,689	3,088	(582)	(297)	(1,184)

Free Cash Flow	$114,330	$30,870	$126,423	$(53,050)	$10,087	$267,457	$57,152	$226,844	($43,711)	$27,172	($98,450)

(1) Includes changes in other off-balance sheet debt.
In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow.
We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, cash proceeds received from the exercise of stock options, excess tax benefits from stock-based compensation and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

JLG Industries, Inc. — Page 13
JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Fiscal Year Ended July 31,		Fiscal Year Ended July 31,		Fiscal Year Ended July 31,
	2006	2005	2006	2005	2006	2005
Revenues
Net sales	$2,268,322	$1,713,782	$2,268,322	$1,713,782	$—	$—
Financial products	11,093	11,915	—	—	11,093	11,915
Rentals	9,981	9,333	9,671	7,497	310	1,836

	2,289,396	1,735,030	2,277,993	1,721,279	11,403	13,751
Cost of sales	1,846,371	1,447,785	1,846,200	1,446,935	171	850

Gross profit	443,025	287,245	431,793	274,344	11,232	12,901
Selling and administrative expenses	164,362	142,383	161,152	140,298	3,210	2,085
Product development expenses	30,251	24,601	30,251	24,601	—	—
Gain related to sale of Gradall excavator product line	(14,572)	—	(14,572)	—	—	—

Income from operations	262,984	120,261	254,962	109,445	8,022	10,816
Other income (deductions):
Interest expense, net of interest income	(17,710)	(28,609)	(14,625)	(22,213)	(3,085)	(6,396)
Miscellaneous, net	(3,166)	1,436	(3,166)	1,436	—	—

Income before taxes	242,108	93,088	237,171	88,668	4,937	4,420
Income tax provision	92,764	35,915	90,872	34,209	1,892	1,706
Equity in income of Access Financial Solutions	—	—	3,045	2,714	—	—

Net income	$149,344	$57,173	$149,344	$57,173	$3,045	$2,714

Earnings per common share	$1.43	$.61

Earnings per common share - assuming dilution	$1.40	$.60

Cash dividends per share	$.015	$.01

Weighted average shares outstanding	104,294	93,058

Weighted average shares outstanding - assuming dilution	106,518	95,586

JLG Industries, Inc. — Page 14
JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	July 31,		July 31,		July 31,
	2006	2005	2006	2005	2006	2005
ASSETS
Current assets
Cash and cash equivalents	$328,096	$223,597	$328,096	$223,597	$—	$—
Trade accounts and finance receivables — net	445,631	419,866	405,003	373,417	40,628	46,449
Inventories	212,864	169,097	212,864	169,097	—	—
Other current assets	47,613	56,739	47,613	56,739	—	—

Total current assets	1,034,204	869,299	993,576	822,850	40,628	46,449
Property, plant and equipment — net	98,345	85,855	98,253	85,698	92	157
Equipment held for rental — net	21,477	22,570	21,384	22,259	93	311
Finance receivables, less current portion	29,193	30,354	—	—	29,193	30,354
Pledged receivables, less current portion	7,668	33,649	—	—	7,668	33,649
Goodwill	57,388	61,641	57,388	61,641	—	—
Intangible assets — net	74,142	32,086	74,142	32,086	—	—
Investment in Access Financial Solutions	—	—	43,530	40,485	—	—
Receivable from Access Financial Solutions	—	—	8,403	5,868	—	—
Other assets	74,872	68,143	74,899	68,009	(27)	134

	$1,397,289	$1,203,597	$1,371,575	$1,138,896	$77,647	$111,054

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$8,484	$1,496	$8,484	$1,496	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	16,001	29,642	—	—	16,001	29,642
Accounts payable	233,746	200,323	233,746	200,323	—	—
Accrued expenses	168,513	148,651	168,458	148,615	55	36

Total current liabilities	426,744	380,112	410,688	350,434	16,056	29,678
Long-term debt, less current portion	207,378	224,197	207,378	224,197	—	—
Limited recourse debt from finance receivables monetizations, less current portion	7,718	34,016	—	—	7,718	34,016
Payable to JLG Industries, Inc.	—	—	—	—	8,403	5,868
Accrued post-retirement benefits	25,748	31,113	25,748	31,113	—	—
Other long-term liabilities	19,984	27,233	19,984	27,233	—	—
Provisions for contingencies	34,285	28,334	32,345	27,327	1,940	1,007
Shareholders’ equity
Capital stock:
Authorized shares: 200,000 at $.20 par value
Issued and outstanding shares: 106,751 shares; fiscal 2005 — 103,290 shares	21,350	20,658	21,350	20,658	30,000	30,000
Additional paid-in capital	209,290	170,367	209,290	170,367	—	—
Retained earnings	458,276	310,516	458,276	310,516	13,530	10,485
Unearned compensation	—	(7,397)	—	(7,397)	—	—
Accumulated other comprehensive loss	(13,484)	(15,552)	(13,484)	(15,552)	—	—

Total shareholders’ equity	675,432	478,592	675,432	478,592	43,530	40,485

	$1,397,289	$1,203,597	$1,371,575	$1,138,896	$77,647	$111,054

JLG Industries, Inc. — Page 15
JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Fiscal Year Ended July 31,		Fiscal Year Ended July 31,		Fiscal Year Ended July 31,
	2006	2005	2006	2005	2006	2005
Operations
Net income	$149,344	$57,173	$149,344	$57,173	$3,045	$2,714
Adjustments to reconcile net income to cash flow from operating activities:
Gain related to sale of Gradall excavator product line	(14,572)	—	(14,572)	—	—	—
(Gain) loss on sale of property, plant and equipment	(383)	948	(383)	948	—	—
(Gain) loss on sale of equipment held for rental	(13,745)	(11,711)	(13,745)	(11,711)	—	—
Non-cash charges and credits:
Depreciation and amortization	28,551	28,899	28,281	28,011	270	888
Other	24,377	6,986	23,339	7,503	1,038	(517)
Changes in selected working capital items:
Accounts receivable	(45,350)	(25,948)	(41,143)	(45,612)	(4,207)	19,664
Inventories	(64,712)	(15,268)	(64,712)	(15,268)	—	—
Accounts payable	42,312	60,423	42,312	60,423	—	—
Other operating assets and liabilities	33,484	30,623	33,465	30,795	19	(172)
Changes in finance receivables	(2,315)	1,877	—	—	(2,315)	1,877
Changes in pledged finance receivables	(627)	36	—	—	(627)	36
Changes in other assets and liabilities	(17,613)	8,374	(17,870)	7,129	257	1,245

Cash flow from operating activities	118,751	142,412	124,316	119,391	(2,520)	25,735

Investments
Purchases of property, plant and equipment	(32,597)	(15,443)	(32,597)	(15,248)	—	(195)
Proceeds from the sale of property, plant and equipment	739	1,060	739	1,060	—	—
Purchases of equipment held for rental	(43,527)	(31,249)	(43,527)	(31,236)	—	(13)
Proceeds from the sale of equipment held for rental	50,552	35,065	50,552	35,065	—	—
Proceeds from the sale of excavator product line	32,992	—	32,992	—	—	—
Cash portion of acquisitions	(47,093)	(105)	(47,093)	(105)	—	—
Investment in income of Access Financial Solutions	—	—	(3,045)	(2,714)	—	—
Other	150	366	150	366	—	—

Cash flow used for investing activities	(38,784)	(10,306)	(41,829)	(12,812)	—	(208)

Financing
Net increase in short-term debt	52	(6)	52	(6)	—	—
Issuance of long-term debt	10,000	156,018	10,000	156,018	—	—
Repayment of long-term debt	(21,455)	(232,666)	(21,455)	(232,666)	—	—
Change in receivable from Access Financial Solutions	—	—	(2,535)	25,530	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	2,535	(25,530)
Payment of dividends	(1,584)	(925)	(1,584)	(925)	—	—
Net proceeds from issuance of common stock	—	119,421	—	119,421	—	—
Cash proceeds received from the exercise of stock options	18,494	19,826	18,494	19,826	—	—
Excess tax benefits from stock-based compensation	20,384	—	20,384	—	—	—

Cash flow from financing activities	25,891	61,668	23,356	87,198	2,535	(25,530)

Currency Adjustments
Effect of exchange rate changes on cash	(1,359)	(7,833)	(1,344)	(7,836)	(15)	3

Cash and Cash Equivalents
Net change in cash and cash equivalents	104,499	185,941	104,499	185,941	—	—
Beginning balance	223,597	37,656	223,597	37,656	—	—

Ending balance	$328,096	$223,597	$328,096	$223,597	$—	$—